AMENDMENT TO SECURITY AGREEMENT NO. 001


         AMENDMENT dated as of December 28, 1995 by and among LYON CREDIT CORPORATION ("Secured Party"), AMERICAN NETWORK EXCHANGE, INC. ("ANEI") and CRESCENT PUBLIC COMMUNICATIONS INC. ("Crescent" and with ANEI, collectively, "Borrower").

                                    RECITALS

         WHEREAS, the undersigned are parties to a certain Security Agreement No. 001 dated as of October 4, 1995 (the "Security Agreement"), pursuant to which, among other things, subject to the terms thereof, the Borrower granted to the Secured Party a first security interest in the Collateral (as such term is defined in the Security Agreement) for purposes of securing payment on each promissory note made by the Borrower in favor of the Secured Party and all other indebtedness of the Borrower to the Secured Party; and

         WHEREAS, simultaneously herewith, the Borrower is executing a new promissory note in favor of the Secured Party, and in connection therewith, the undersigned desire to amend the Security Agreement in accordance with clause (d) of Section 22 thereof, in order to incorporate into the Security Agreement certain new provisions relating thereto.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

         1. Except as otherwise provided herein, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Security Agreement.

         2. The original listing of Collateral ("Original List") comprising Schedule A attached to Schedule No. 1 to the Security Agreement ("Schedule 1") is hereby deleted in its entirety and the new listing of Collateral ("New List") comprising Schedule A attached to Schedule No. 2 to the Security Agreement ("Schedule 2") is substituted therefor. It is understood and agreed that the New List shall serve to collateralize both Schedule 1 and Schedule 2, each of which, as amended hereby, shall remain in full force and effect.

         3. The first sentence of Section 5 of the Security Agreement is hereby amended to read in its entirety as follows:

                  Borrower shall keep the Collateral free and clear from all liens, charges, encumbrances and security interests of any kind ("Liens"), except for (i) the Lien of Secured Party, as provided in this Security Agreement, (ii) Liens for taxes either not yet due or being contested by Crescent in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Secured Party, involve any material danger of sale, forfeiture or loss of Collateral or any part thereof or title thereto or interest therein, (iii) inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or other like Liens arising in the ordinary course of business of Crescent and not delinquent and Crescent shall be maintaining adequate reserves therefor and (iv) in the absence of any Event of Default hereunder, any Lien of any third party, provided, that (A) Secured Party retains a perfected first priority security interest in at least 1866 Items of Collateral and (B) each of the Contracts related to such Items has a term which extends at least to the maturity of the Note.


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         4. The  references  to "1500"  appearing  in clause  (a) of  Section 6, clause (a) of Section 9, and clause (x) of Section 17 of the Security Agreement are hereby amended to read "1866".

         5. The Security Agreement is hereby amended by deleting Section 21 thereof in its entirety and renumbering the remaining Section 22 of the Security Agreement as Section 21.

         6. Except as expressly amended herein, the terms and conditions of the Security Agreement shall remain in full force and effect without waiver or modification of the rights of any party thereto.

         7. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by an officer thereunto duly authorized as of the date first above written.

Borrower:

CRESCENT PUBLIC COMMUNICATIONS INC.

By:/s/
Name:  Kenneth G. Baritz
Title: Chairman

Borrower:
AMERICAN NETWORK EXCHANGE, INC.

By: /s/
Name:  Kenneth G. Baritz
Title: Chairman

Secured Party:
LYON CREDIT CORPORATION

By: /s/
Name: F.S. Snipes
Title: Asst. V.P.


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